Filed pursuant to Rule 497(e)
Registration No: 333-174323

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND
BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND
BROOKFIELD REAL ASSETS SECURITIES FUND
BROOKFIELD U.S. LISTED REAL ESTATE FUND
(the “Funds”)

Series of Brookfield Investment Funds

Supplement dated June 4, 2015, to the Class I Shares’ Prospectus, dated April 30, 2015

The Funds have revised their “Redemption of Fund Shares” disclosure beginning on page 75 of the Fund’s Prospectus as follows:

The section entitled, “By Telephone” beginning on page 76 of the Fund’s Prospectus is deleted and replaced with the following:

By Telephone. If you accepted telephone options on the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-855-244-4859 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds can be sent by check to the address of record or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.

Additionally, the section entitled, “Signature Guarantees” beginning on page 77 of the Fund’s Prospectus is deleted and replaced with the following:

Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account); and
•	If a change of address was received by the Transfer Agent within the last 15 days.

Please contact the Fund at 1-855-244-4859 if you have any questions.

Please retain this Supplement with your Prospectus for reference.